                                 GAM FUNDS, INC.

                        SUPPLEMENT DATED OCTOBER 15, 2002

                     TO THE PROSPECTUS DATED APRIL 30, 2002

At a meeting  held on October 4, 2002,  the Board of Directors of the GAM Funds,
Inc. (the "Company")  terminated the Investment  Advisory  Agreement between the
Company,  on behalf of GAM  American  Focus  Long/Short  Fund,  and Global Asset
Management (USA) Inc. ("GAM USA"), with respect to GAM American Focus Long/Short
Fund (the "Original Investment Advisory  Agreement"),  effective as of the close of the New York Stock Exchange (the "NYSE") on October 8, 2002. Additionally, on
October 4, 2002, the Company's  Board of Directors  approved the  appointment of
GAMCO  Investors,  Inc.  ("GAMCO")  and  GAM  International  Management  Limited
("GIML")  as  Co-Investment  Advisors  (each,  a  "Co-Investment  Advisor,"  and together,  the "Co-Investment  Advisors") to GAM American Focus Long/Short Fund,
pursuant to separate Interim Investment Advisory Agreements between the Company, on behalf of GAM American Focus Long/Short Fund, and each Co-Investment Advisor, effective  as of the  opening  of the  NYSE on  October  9,  2002.  GAMCO is not affiliated with either GIML or GAM USA.

Each Interim  Investment  Advisory  Agreement is valid for no more than 150 days from the date the Original  Investment  Advisory  Agreement was terminated  with respect to GAM American Focus Long/Short Fund. The Interim  Investment  Advisory
Agreements  have  similar,  but  not  identical,   provisions  to  the  Original
Investment  Advisory   Agreement,   and  the  two  Interim  Investment  Advisory
Agreements,  in the  aggregate,  pay a combined fee to GAMCO and GIML that is no greater  than the  compensation  that was payable to GAM USA under the  Original
Investment  Advisory  Agreement.  The Company's  Board of Directors must meet in person  and  approve,  by a majority  vote of the  Independent  Directors  and a majority  vote  of  the  entire  Board,  one or  more  new  investment  advisory agreements  (each,  a "New  Investment  Advisory  Agreement") to replace the two
Interim Investment Advisory Agreements.  It is expected that the Company's Board of  Directors  will meet in person on October 23, 2002 to consider  adopting the
Interim Investment Advisory Agreements with GAMCO and GIML, respectively, as the
New Investment  Advisory  Agreements.  Thereafter,  the New Investment  Advisory
Agreements will be submitted to  shareholders  of GAM American Focus  Long/Short
Fund for  approval  at a  shareholder  meeting.  If approved by the Board and by holders of a majority of the outstanding shares of GAM American Focus Long/Short
Fund,  GIML and GAMCO will become the  Co-Investment  Advisors  to GAM  American
Focus Long/Short Fund until their respective New Investment  Advisory Agreements are terminated.

In  connection  with the change in  investment  advisors  described  above,  the
Prospectus is amended as follows:

On the cover page, the second  paragraph is deleted in its entirety and replaced as follows:

The Funds described in this  Prospectus,  other than GAM American Focus Fund and
GAM American Focus Long/Short Fund, are managed by GAM International  Management
Limited  ("GIML").  Global Asset Management (USA) Inc. ("GAM USA") serves as the
Investment  Advisor to the GAM American  Focus Fund.  GIML and GAMCO  Investors,
Inc.  ("GAMCO")  serve  as  Co-Investment  Advisors  to the GAM  American  Focus
Long/Short   Fund  (each,   a   "Co-Investment   Advisor,"  and  together,   the
"Co-Investment Advisors").  GIML, GAM USA and GAMCO are collectively referred to as the "Investment Advisors." GAM Services, Inc. ("GAM Services"),  an affiliate of GAM USA  and  GIML,  serves  as the  principal  underwriter  for  the  Funds'
securities.

On page 45,  the first and third  sentences  of the second  paragraph  under the heading "PRINCIPAL  INVESTMENT  STRATEGY" are deleted and the following sentence is added as the first sentence of the paragraph:

The  Fund  invests   primarily  in  the  stocks  of  selected  large,  mid,  and small-capitalization North American companies.

On pages 45 and 46, the text beginning in the fourth paragraph under the heading
"PRINCIPAL  INVESTMENT  STRATEGY"  through the end of the section is deleted and replaced as follows:

The Fund's investment  approach is based on long/short  "value  investing." This method utilizes  fundamental  security analysis to select stocks whose intrinsic value GAMCO  Investors,  Inc.  ("GAMCO"),  a Co-Investment  Advisor of the Fund,
believes, based on estimates of asset values and the future growth of cash flows and earnings, is significantly  different from that implied by the public market price.

GAMCO uses value  investing,  as first  described  by Benjamin  Graham and David
Dodd, and combines it with the concept of Private  Market Value (PMV)  developed and used by GAMCO (or its affiliates)  for over twenty years.  PMV is defined as the  estimated  price a  strategic  buyer  would be likely to pay to acquire the entire company.

The Fund will  generally  take  positions,  both long  and/or  short,  in stocks selling at significant  discounts or premiums,  respectively,  to the companies'
estimated PMVs. Appraising the companies' present status and selecting companies trading  at  differences  to their  PMVs,  with a  catalyst  in place to realize returns, will generally represent the core of the investment process.

To limit the time  horizon  in which the PMV may be  realized,  GAMCO  looks for situations in which it believes  either hard and/or soft catalysts are currently working to reduce the premium or discount  between the public  market  price and the estimated PMV.

Hard  catalysts  (company  specific)  include,  but  are  not  limited  to:  (1)
realization of hidden assets, (2) recognition of  underperforming  subsidiaries,
(3) share buy-backs,  (4) spin-offs,  (5) mergers and acquisitions,  (6) balance sheet changes, (7) new products, (8) accounting  irregularities,  (9) management changes, and (10) cross-shareholder unwinding.

Soft  catalysts  (macro  and  industry)  include  but are not  limited  to:  (1)
political  reform,  (2)  pension  reform,  (3)  industrial  reorganization,  (4)
accounting reform, (5) regulatory changes, and (6) technological developments.

Within  this  process,  GAMCO will  allocate  capital in a  long/short  context, identifying  catalysts while giving consideration to the possible timing for the catalyst(s) to take effect.

GAMCO may also utilize a top-down  index hedging  program  using futures  and/or exchange traded funds on various stock indices to manage overall portfolio risk;
and may also  engage  in  arbitrage  related  transactions,  involving  publicly announced  takeover  and merger  candidates,  in order to  potentially  increase returns on the Fund's cash  position  above the  prevailing  level of short-term interest rates.

The Fund will  typically  invest,  by taking  long  positions,  in less than 100 securities,  mainly equities.  The Fund may take short positions in a smaller or larger  number of  securities  and may take short  positions on exchange  traded funds.

The Fund, for temporary  defensive  purposes,  may invest in short-term bonds of
U.S. or foreign companies,  governments or their agencies and  instrumentalities as well as money market  instruments  denominated  in U.S.  dollars or a foreign currency.  Should  the Fund  take a  temporary  defensive  position,  it may not achieve its investment objectives.  At no point will more than 20% of the Fund's portfolio  be held in cash or cash  equivalents,  except when the Fund is taking temporary defensive measures.

The Fund will  notify  shareholders  at least 60 days prior to any change in its policy of  investing  at least  80% of its  assets in  companies  in the  United
States.

On page 46, the third bulleted  paragraph under the heading "PRINCIPAL RISKS" is deleted in its entirety and replaced as follows:

o    "Focus"  investing  Since the Fund will typically  focus its investments on less than 100  securities,  mainly  equities,  it may be subject to greater share price fluctuations than a more broadly diversified fund.

On page 47, the  following  sentence  is added as the last  sentence to the text under the heading "Derivatives instruments":

The success of utilizing  derivatives as a hedge to a security or to gain market exposure to a long or short position on a security depends on the  Co-Investment
Advisors ability to predict movements in the market.

On page 47, the following paragraph is added as the second to the last paragraph under the heading "PRINCIPAL RISKS":

o    "Value"  investing  Value stocks may carry higher risk than other stocks as the  determination  that a stock is undervalued in subjective and the stock price may not rise to what a Co-Investment Advisor considers full value.

On page  48,  the  section  entitled  "SUBSCRIPTION  OFFER"  is  deleted  in its entirety.

On page 50, the text under the  heading  "RISK" is deleted in its  entirety  and replaced as follows:

In  addition  to  the  principal   risks  stated  above,   the  following  is  a
non-principal risk that you should consider
o    Management  risk The Fund is subject to  management  risk  because it is an actively managed  investment  portfolio.  The  Co-Investment  Advisors will apply their  investment  techniques and risk analyses in making  investment decisions for the Fund, but there is no guarantee that their decisions will produce the intended results.

On page 51, the text under the heading  "INVESTMENT  ADVISORS"  is deleted in its entirety and replaced as follows:

INVESTMENT ADVISORS
GAM International  Management Limited ("GIML"), a corporation  organized in 1984 under the laws of the United  Kingdom,  12 St.  James's  Place,  London SW1A 1NX
England, serves as Investment Advisor for each Fund, other than the GAM American
Focus Fund.  Global Asset Management (USA) Inc. ("GAM USA") serves as Investment
Advisor to the GAM American  Focus Fund.  GAM USA is a corporation  organized in
1989 under the laws of the State of Delaware,  135 East 57th  Street,  New York,
New York 10022.  GIML co-manages the assets of the GAM American Focus Long/Short
Fund,  along  with the  Fund's  Co-Investment  Advisor,  GAMCO  Investors,  Inc.
("GAMCO").  GAMCO is a corporation organized in 1999 under the laws of the State of New York, One Corporate Center,  Rye, New York 10580. GAMCO is a wholly-owned subsidiary of Gabelli Asset  Management  Inc., a publicly held company listed on the New York Stock Exchange,  and is not affiliated with either GIML or GAM USA.
Prior to October 9, 2002,  GAM USA served as Investment  Advisor to GAM American
Focus Long/Short Fund.

GAM Holding AG ("GAM AG"), a Swiss holding company,  the ultimate shareholder of
GIML  and  GAM  USA,  is  wholly  owned  by  UBS AG  ("UBS"),  a  Swiss  banking corporation.  UBS,  with  headquarters  in  Switzerland,  is an  internationally diversified  organization  with  operations  in many  aspects  of the  financial services industry. UBS was formed by the merger of Union Bank of Switzerland and
Swiss Bank  Corporation in June 1998. GIML and GAM USA are affiliated  entities, each indirectly wholly owned by GAM AG.

As  compensation  for its  services,  each Fund,  other than GAM American  Focus
Long/Short  Fund,  pays the  equivalent of 1.0% per annum of the Fund's  average daily net assets to GIML or GAM USA (in the case of GAM  American  Focus  Fund).
For their services to GAM American Focus Long/Short  Fund,  pursuant to separate
Interim  Investment  Advisory  Agreements,  GAMCO and GIML receive a fee that is comprised of two components.  The first component of the fee is a base fee equal to 1.50%  annualized,  of the GAM American Focus Long/Short Fund's average daily net  assets.  The second  component  is a  performance  adjustment  that  either increases or  decreases  the base fee,  depending on how the Fund has  performed relative to its benchmark,  the S&P 500 Stock Price Composite Index (the "S&P").
The base fee will be increased (or decreased) by a performance adjustment at the monthly  rate of 1/12th of 0.125%  for each  percentage  point  that the  Fund's investment  performance  is 3.00% better (or worse) than the  performance of the
S&P during the performance period,  which is a rolling  twelve-month period. The performance  adjustment  will be applied to the  average  net assets of the Fund determined  as of the  close of each  business  day  during  the  month  and the performance  period.  The performance of the Fund for the purpose of calculating the performance adjustment is the cumulative monthly asset-weighted  performance of all classes of shares of the Fund during the performance  period. The maximum performance adjustment upward or downward is 0.50% annualized.  Depending on the performance of the GAM American Focus Long/Short  Fund,  during any twelve-month period, GIML and GAMCO may receive as much as a combined 2.00% or as little as a combined  1.00% in management  fees.  Prior to October 9, 2002, GAM USA received the fee described above for managing GAM American Focus Long/Short Fund.  During the first twelve months of the Fund's  operations,  the  management  fee will be charged at the base fee of 1.50%, with no performance adjustment. An expense cap has been  instituted  for the GAM  American  Long/Short  Fund  such  that  total expenses will not exceed 1.5% of the Fund's average daily net assets,  excluding dividend and interest  expenses for securities sold short,  for the Fund's first year of operations  ending May 29, 2003. For more  information  about the Funds'
investment  advisory fees, see the Statement of Additional  Information  for the
Funds.

The Funds' expense ratios may be higher than those of most registered investment companies.  This reflects,  in part,  the higher costs of investing  outside the
United  States.  The  advisory fee paid by each Fund is higher than that of most registered  investment  companies.  The  Funds  pay for all  expenses  of  their operations.

On pages 51 and 52, the fifth paragraph under the heading "INDIVIDUALS PRIMARILY
RESPONSIBLE FOR DAY-TO-DAY  MANAGEMENT OF THE FUNDS" is amended to apply only to the GAM American Focus Fund.

On pages 52, the following  paragraph  should be added after the sixth paragraph under the heading "INDIVIDUALS  PRIMARILY  RESPONSIBLE FOR DAY-TO-DAY MANAGEMENT
OF THE FUNDS":

GAM AMERICAN FOCUS LONG/SHORT FUND
Investment decisions for the Fund are generally made by an investment management team at GAMCO.  An investment  management  team at GIML conducts and maintains a continuous review of the portfolio of the Fund and provides  recommendations  as to specific  purchases and sales of portfolio  securities,  if any, to GAMCO. No member of either investment  management team is primarily responsible for making recommendations for portfolio purchases.

On page 52, the first  paragraph under the heading  "DISTRIBUTOR"  is deleted in its entirety and replaced as follows:

DISTRIBUTOR
GAM Services, Inc., 135 East 57th Street, New York, New York 10022, an affiliate of GAM USA and GIML, serves as the distributor and principal  underwriter of the
Funds' shares.  GAM USA and GIML are indirect  wholly owned  subsidiaries of GAM
Holding  AG  ("GAM  AG").  GAM AG is  wholly  owned  by  UBS  AG.  GAM  Services compensates  financial  services firms that sell shares of the Funds pursuant to agreements with GAM Services. Compensation payments come from sales charges paid by shareholders at the time of purchase (for Class A, C and D shares),  from GAM
Services'  resources  (for Class B, C and Y shares) and from 12b-1 fees paid out of Fund assets (except for Class Y shares).

The information contained in this Supplement supersedes any contrary information contained  in the Funds'  Prospectus.  Please be sure to retain this  Supplement with your Prospectus.

Supplement dated:  October 15, 2002

                                 GAM FUNDS, INC.

                        SUPPLEMENT DATED OCTOBER 15, 2002

                   TO THE STATEMENT OF ADDITIONAL INFORMATION

                              DATED APRIL 30, 2002

The Statement of Additional Information is amended as follows:

On the cover page, the second  paragraph is deleted in its entirety and replaced as follows:

The Funds described in this Statement of Additional Information,  other than GAM
American Focus Fund and GAM American Focus  Long/Short  Fund, are managed by GAM
International  Management  Limited ("GIML").  Global Asset Management (USA) Inc.
("GAM USA") serves as the Investment  Advisor to GAM American  Focus Fund.  GIML
and GAMCO  Investors,  Inc.  ("GAMCO")  serve as  Co-Investment  Advisors to GAM
American Focus Long/Short Fund pursuant to separate Interim Investment  Advisory
Agreements  (each, a "Co-Investment  Advisor" and together,  the  "Co-Investment
Advisors").  GAMCO is not affiliated  with either GIML or GAM USA. GIML, GAM USA and  GAMCO  are  collectively  referred  to as the  "Investment  Advisors."  GAM
Services, Inc. ("GAM Services"), an affiliate of GAM USA and GIML, serves as the principal underwriter for the Funds' securities.

On page 18, the initial  paragraph  under the heading  "Investment  Advisors" is deleted in its entirety and replaced as follows:

     Investment Advisors. Each Investment Advisor is registered under the United
States Investment Advisers Act of 1940, as amended.  Each of GIML and GAM USA is controlled  by and under  common  control  with other  investment  advisors  (as described  below) which have  substantial  experience  managing  foreign  mutual funds. GAM USA also serves as the investment advisor to the following registered closed-end funds: GAM Avalon Multi-Europe,  LLC, GAM Avalon  Multi-Global,  LLC,
GAM Avalon Multi-U.S., LLC and GAM Avalon Multi-Market Neutral, LLC.

On page 19, the following paragraph is inserted as the final paragraph under the
heading   "Investment   Advisors,"   immediately  before  "Investment   Advisory
Contracts":

     GAMCO,  a corporation  organized in 1999 under the laws of the State of New
York,  is located at One  Corporate  Center,  Rye,  New York  10580.  GAMCO is a
wholly-owned  subsidiary of Gabelli Asset Management Inc.  ("GAMI"),  a publicly held company listed on the New York Stock  Exchange,  and is not affiliated with either GIML or GAM USA. Mr.  Mario J. Gabelli may be deemed to be a  controlling person  of GAMCO on the basis of his  controlling  interest  in GAMI.  GAMCO has several affiliates that also provide advisory services.

On page 19,  the final  sentence  of the  second  paragraph  under  the  heading
"Investment Advisory Contracts" is deleted and replaced as follows:

On October 24, 2001, the Board of Directors approved an amended and restated GAM
USA Contract  whereby GAM USA also served as Investment  Advisor to GAM American
Focus  Long/Short  Fund. As noted below,  the Board of Directors  terminated the portion of the GAM USA Contract  that applies to GAM American  Focus  Long/Short
Fund, effective October 8, 2002.

On page 20, under the heading  "Investment  Advisory  Contracts,"  the following three paragraphs are inserted as the second,  third and fourth paragraphs on the page:

     At a meeting  held on October 4, 2002,  the  Company's  Board of  Directors
terminated  the portion of the GAM USA Contract  relating to GAM American  Focus
Long/Short  Fund,  effective  as of the close of the New York Stock  Exchange on
October 8, 2002.  GAM USA had served as the  Investment  Advisor to GAM American
Focus Long/Short Fund since its inception. Additionally, on October 4, 2002, the
Company's Board of Directors  approved the appointment of GAMCO Investors,  Inc.
("GAMCO") and GIML as Co-Investment  Advisors (each, a  "Co-Investment  Advisor"
and together,  the  "Co-Investment  Advisors") to GAM American Focus  Long/Short
Fund,  pursuant to separate Interim  Investment  Advisory  Contracts between the
Company, on behalf of GAM American Focus Long/Short Fund, and each Co-Investment
Advisor,  effective as of the opening of the New York Stock  Exchange on October
9, 2002. GAMCO is not affiliated with either GIML or GAM USA.

     In approving  the Interim  Investment  Advisory  Contracts for GAM American
Focus Long/Short Fund, the Company's Board of Directors,  considered a number of factors,  including:  (i) the  nature,  extent  and  quality of  services  to be provided by the  Co-Investment  Advisors to the Fund; (ii) the fees and expenses to be borne by the Fund;  and (iii) the  performance  and volatility of the Fund under the previous investment  advisor.  When considering the nature and quality of the services to be provided by each  Co-Investment  Advisor to the Fund,  the
Company's  Board of Directors  reviewed the scope,  depth and  experience of the organization and the investment  professionals that will be providing management services to the Fund, as well as each Co-Investment  Advisor's in-house research capabilities,  and other  resources  available to each  Co-Investment  Advisor's investment  professionals.  The  Company's  Board of  Directors  evaluated  each
Co-Investment  Advisor's portfolio management process. When considering the fees and expenses to be borne by the Fund, and considering the  reasonableness of the management  fees to be  paid  to each  Co-Investment  Advisor  in  light  of the services to be provided to the Fund and any  additional  benefits to be received by the  Co-Investment  Advisors (or their  respective  affiliates) in connection with providing such services, the Company's Board of Directors compared the fees to be  charged  by each  Co-Investment  Advisor  to the  Fund to the  fees to be charged the funds in its peer group for  comparable  services,  and analyzed the expenses to be incurred by the Co-Investment  Advisors with respect to the Fund.
The Company's Board of Directors also considered the financial condition of each
Co-Investment  Advisor and assessed the  adequacy of the  regulatory  compliance procedures  instituted by each  Co-Investment  Advisor.  The Company's  Board of
Directors  also reviewed the average net assets and expense ratios of each class of the Fund,  as well as a memorandum  of Counsel to the  Independent  Directors regarding  their  fiduciary  duties  relative to the  approval  of each  Interim
Investment  Advisory Contract.  After requesting and reviewing such materials as it  deemed  necessary,  the  Company's  Board of  Directors  concluded  that the management  fees to be charged to the Fund are fair and that  shareholders  will receive  reasonable  value in return  for  paying  such fees and  expenses.  The
Company's  Board of Directors,  including the Independent  Directors,  therefore concluded that the approval of each Interim Investment Advisory Contract for the
Fund was in the best interests of the Fund and its shareholders.

     Each  Interim  Investment  Advisory  Contract is valid for no more than 150 days from the date the portion of the GAM USA Contract  relating to GAM American
Focus Long/Short Fund was terminated.  The Interim Investment Advisory Contracts have  similar,  but not  identical,  provisions  to the GAM  USA  Contract,  and together the two Interim  Investment  Advisory Contracts pay a combined fee that is no greater than the compensation  that was payable to GAM USA with respect to
GAM American  Focus  Long/Short  Fund under the GAM USA Contract.  The Company's
Board of Directors must meet in person and approve, by the vote of a majority of the  Independent  Directors and by a majority  vote of the entire Board,  one or more new  investment  advisory  agreements  (each,  a "New  Investment  Advisory
Contract")  to replace  the two Interim  Investment  Advisory  Contracts.  It is
expected  that the Company's  Board of Directors  will meet in person on October
23, 2002 to consider  adopting the Interim  Investment  Advisory  Contracts with
GAMCO  and  GIML,  respectively,  as  the  New  Investment  Advisory  Contracts.
Thereafter,   the  New  Investment  Advisory  Contracts  will  be  submitted  to shareholders of GAM American Focus Long/Short Fund for approval at a shareholder meeting.  If approved by the  Company's  Board of Directors  and by holders of a majority of the outstanding  shares of GAM American Focus  Long/Short Fund, GIML and  GAMCO  will  become  the  Co-Investment  Advisors  to  GAM  American  Focus
Long/Short  Fund until their  respective New Investment  Advisory  Contracts are terminated.

On page 20, the final  sentence of the third  paragraph  on the page is deleted, and replaced as follows:

The GAM USA  Contract  requires  GAM USA to  provide  the same  services  to GAM
American Focus Fund. Pursuant to its Interim Investment Advisory Contract, GAMCO
is required to conduct and maintain a continuous  review of the portfolio of GAM
American Focus  Long/Short Fund in cooperation  with GIML, as the  Co-Investment
Advisor,  and to make all investment  decisions regarding purchases and sales of portfolio  securities  and  brokerage  allocation,  all  subject to any  written instruction from the Co-Investment  Advisor.  GIML, under its Interim Investment
Advisory  Contract,  is required to conduct and maintain a continuous  review of the portfolio of GAM American Focus  Long/Short Fund, in cooperation with GAMCO, as the Co-Investment  Advisor,  and to provide the Co-Investment  Advisor,  from time to time,  with  written  recommendations  or  instructions,  if any,  as to specific purchases and sales of portfolio securities and brokerage allocation.

On page 20,  the  following  text is added as the final  sentence  of the fourth paragraph and as the fifth paragraph on the page:

In addition,  GAM American Focus Long/Short Fund indemnifies  GAMCO for any loss or damage  incurred  by GAMCO  arising  out of any  action  seeking to enforce a liability  for which  GAMCO is not liable  pursuant  to the terms of its Interim
Investment Advisory Contract.

     Each Contract will terminate  automatically in the event of its assignment, as such term is defined under the Act, and may be terminated by each Fund at any time  without  payment  of any  penalty  on 60 days'  written  notice,  with the approval of a majority of the Independent Directors of the Company or by vote of a majority  of the  outstanding  shares of a Fund (as  defined  in the Act).  In addition,  the Interim Investment Advisory Contracts with GIML and GAMCO provide that they shall  continue in effect  until the earlier of (i) 150 days after the date of the  Contracts,  (ii)  termination  of the Contracts for any reason,  or
(iii) approval of the Contracts by the Company's  Board of Directors,  including the  Independent  Directors,  and a majority  of the  outstanding  shares of GAM
American Focus Long/Short Fund.

On page 21, the following  paragraph is inserted as the first complete paragraph on the page, immediately before the heading "Advisory Fees":

     GAMCO  acknowledges  that it has no right,  title or  interest in or to the names "Global Asset Management," "GAM," "GAM Funds, Inc." or "GAM American Focus
Long/Short  Fund,"  and that it  cannot  use any such  name,  or any  derivation thereof,  without  the prior  written  permission  of the  Company.  GAMCO  also acknowledges  that it will not undertake  any marketing  efforts on behalf of or with respect to the Company or GAM American  Focus  Long/Short  Fund without the prior written permission of the Company.  GIML, as Co-Investment Adviser for GAM
American Focus Long/Short Fund, has, while GAMCO's Interim  Investment  Advisory
Contract is in effect,  the  limited  right to use the names  "GAMCO,"  "Gabelli
Asset  Management  Company" and "Gabelli" in connection  with GAM American Focus
Long/Short Fund, but otherwise the Co-Investment  Advisor has no right, title or interest  in or to the names  "GAMCO,"  "Gabelli  Asset  Management  Company" or
"Gabelli,"  and will not use any such name, or any derivation  thereof,  without the prior  written  permission of the Company  (except to the extent  previously granted by written agreement).

On pages 21 and 22, the text under the heading "Advisory Fees" is deleted in its entirety and replaced as follows:

     Advisory Fees. For its service to the Funds,  other than GAM American Focus
Fund and GAM American Focus  Long/Short  Fund,  GIML receives a quarterly fee of
0.25% of the  average  daily net assets of each of the Funds  during the quarter preceding  each payment.  For its services to GAM American  Focus Fund,  GAM USA receives  a  quarterly  fee of 0.25% of the  average  daily  net  assets  of GAM
American Focus Fund during the quarter preceding each payment. Prior to June 20,
2001,  GIML,  with  respect to GAM  American  Focus Fund,  paid a portion of the investment  management  fee to GAM USA as agreed  between the parties.  Prior to
March 23,  2001,  a fee in the same amount was paid,  one-half  each to GIML and
Fayez Sarofim & Co. Inc. by GAM American  Focus Fund. The level of advisory fees paid  by each  Fund is  higher  than  the  rate  of  advisory  fee  paid by most registered investment companies.

     For their services to GAM American Focus  Long/Short  Fund,  GAMCO and GIML
(the  "Co-Investment  Advisors")  receive a fee comprised of two components,  of which GAMCO receives two-thirds and GIML receives one-third. The first component is a base fee  equal to  1.50%,  annualized,  of the  Fund's  average  daily net assets.  The second component is a performance  adjustment that either increases or decreases the base fee,  depending on how GAM American Focus  Long/Short Fund has performed  relative to the S&P 500 Composite  Stock Price Index (the "S&P"),
the  Fund's  benchmark.  The base  fee will be  increased  (or  decreased)  by a performance adjustment of 0.125% for each whole percentage point that the Fund's investment  performance  is 3.00% better (or worse) than the  performance of the
S&P during the performance period,  which is a rolling  twelve-month period. The maximum performance adjustment upward or downward is 0.50% annualized. Depending on the  performance  of the  Fund,  during  any  twelve-month  period,  the  two
Co-Investment  Advisors  together  may  receive as much as 2.00% or as little as
1.00% in advisory fees. During the first twelve months of the Fund's operations, the advisory fee will be charged at the base fee of 1.50%,  with no  performance adjustment.  In the event the total  advisory fee for any monthly period is less than 1.20%  annualized,  GAMCO will  receive  60%, and GIML will receive 40%, of
1/12th of 1.00% of the average daily net assets of GAM American Focus Long/Short
Fund.  The  table  below   describes  the  advisory  fee,  with  the  applicable
performance  adjustment  that  the two  Co-Investment  Advisors  together  would receive,  based on the  performance  of GAM American  Focus  Long/Short  Fund as compared to its benchmark index, the S&P:

                                                               The Co-Investment Advisors
                                                               together receive a fee of
If the Performance of GAM                                      (as a % of average daily net
American Focus Long/Short Fund:                                assets on an annual basis):
-------------------------------                                ----------------------------
                                       Base Fee +/- Performance
                                              Adjustment
                                              ----------
Underperforms the S&P by 6.00% or more      1.50% - 0.500%           1.00%
Underperforms the S&P by 5.00% to 5.99%     1.50% - 0.375%           1.125%
Underperforms the S&P by 4.00% to 4.99%     1.50% - 0.250%           1.25%
Underperforms the S&P by 3.00% to 3.99%     1.50% - 0.125%           1.375%
Underperforms the S&P by 0.01% to 2.99%     1.50% - 0.000%           1.50%
Equals the S&P                                   1.50%               1.50%
Outperforms the S&P by 0.01% to 2.99%       1.50% + 0.000%           1.50%
Outperforms the S&P by 3.00% to 3.99%       1.50% + 0.125%           1.625%
Outperforms the S&P by 4.00% to 4.99%       1.50% + 0.250%           1.75%
Outperforms the S&P by 5.00% to 5.99%       1.50% + 0.375%           1.875%
Outperforms the S&P by 6.00% or more        1.50% + 0.500%           2.00%

On page 27,  the text  under the  heading  "Legal  Counsel"  is  deleted  in its entirety and replaced as follows:

     Legal Counsel. Coudert Brothers, 1114 Avenue of the Americas, New York, New
York 10036,  acts as legal  counsel  for the Funds,  as well as for GIML and GAM
USA.

On page 27, the first three  paragraphs  under the heading  "Code of Ethics" are deleted and replaced as follows:

     Code Of Ethics.  Pursuant to Rule 17j-1 of the Act, each Investment Advisor has adopted a Code of Ethics which applies to the personal trading activities of their  employees.  The Code of Ethics for each  Investment  Advisor  establishes standards for personal  securities  transactions by employees  covered under the
Codes of Ethics.  Under the Codes of Ethics,  employees have a duty at all times to place the  interests  of  shareholders  above  their  own,  and never to take inappropriate  advantage of their  position.  As such,  employees are prohibited from engaging in, or recommending, any securities transaction which involves any actual or potential conflict of interest, or any abuse of an employee's position of trust and responsibility.

     The Code of Ethics  adopted  by GIML and GAM USA  applies to them and their affiliates,  including the Company, and the Company's principal underwriter. All employees  of  GIML  and GAM USA are  prohibited  from  recommending  securities transactions  by any  Fund  without  disclosing  his or her  interest,  and  are prohibited from disclosing  current or anticipated  portfolio  transactions with respect to any Fund to anyone unless it is properly  within his or her duties to do so.  Employees  who are also deemed  investment  personnel  under the Code of
Ethics,  defined  as any  person  who,  in  connection  with his or her  regular functions or duties,  makes,  participates in, or obtains information  regarding the purchase or sale of a security by the Investment Advisor, or whose functions relate to the making of any  recommendations  with respect to such  purchases or sales,  are also prohibited  from:  participating in initial public offerings or private  placements  which  present  conflicts of interest  with the Funds;  and engaging in any securities  transaction  for their own benefit or the benefit of others,  including  the  Funds,  while in  possession  of  material,  non-public information  concerning such securities.  All portfolio  managers and investment related staff of GIML and GAM USA are required to notify their local  compliance officer in advance of any personal  dealings in securities  which they intend to carry out and are not permitted to deal  personally  in securities  within seven working  days  (either  in  advance  or  retrospectively)  of  carrying  out any transaction in the same security on behalf of the Fund(s) they manage.

On page 29, the following paragraph is inserted as the first paragraph under the heading "SHAREHOLDER INFORMATION":

PURCHASES AND SALES THROUGH BROKERS

     The Funds have  authorized  one or more  brokers to receive on their behalf purchase  and  redemption  orders.  Such  brokers are  authorized  to  designate intermediaries  to receive orders on the Funds' behalf. A Fund will be deemed to have received an order when an authorized broker or  broker-authorized  designee receives the order. Customer orders, in such cases, will be priced at the Fund's net asset value per share next computed after they are received by an authorized broker or the  broker-authorized  designee.  Investors who purchase  shares on a load waived  basis may be charged a fee by their  broker or agent if they effect transactions  in Fund shares through a broker or agent that waives the front end load.

The information contained in this Supplement supersedes any contrary information contained in the Funds' Statement of Additional  Information.  Please be sure to retain this Supplement with your Statement of Additional Information.

Supplement dated: October 15, 2002